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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 8, 2004



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



           1-6140                                              71-0388071
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  (Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

                    1600 Cantrell Road
                   Little Rock, Arkansas                          72201
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            (Address of Principal Executive Offices)           (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

99            Press Release dated July 8, 2004

ITEM 9.           REGULATION FD DISCLOSURE.

     On July 8, 2004, the registrant issued a press release announcing sales for the five weeks ended July 3, 2004. A copy of the press release is furnished as
Exhibit 99.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DILLARD'S, INC.



DATED: July 8, 2004                         By:     James I. Freeman
       ------------                            ---------------------
                                            Name:   James I. Freeman
                                            Title:  Senior Vice President
                                                    & Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                Description
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   99                      Press Release dated July 8, 2004.